
                                                                    EXHIBIT 10.4

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                            VW CREDIT LEASING, LTD.,

                         U.S. BANK NATIONAL ASSOCIATION,
                         Not in its Individual Capacity
                           but Solely as SUBI Trustee,

                                       and

                                VW CREDIT, INC.,
                                   as Servicer

                      TRANSACTION SUBI SUPPLEMENT 2004-A TO
                               SERVICING AGREEMENT

                         Dated as of September 29, 2004

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                                TABLE OF CONTENTS

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ARTICLE V             DEFINITIONS...............................................................................     2

         Section 5.1           Definitions......................................................................     2

ARTICLE VI            REPRESENTATIONS AND WARRANTIES OF SERVICER................................................     3

         Section 6.1           Existence and Power..............................................................     3

         Section 6.2           Authorization and No Contravention...............................................     3

         Section 6.3           No Consent Required..............................................................     3

         Section 6.4           Binding Effect...................................................................     3

         Section 6.5           Accuracy of Information..........................................................     3

         Section 6.6           No Proceedings...................................................................     3

ARTICLE VII           SPECIFIC REQUIREMENTS FOR ADMINISTRATION AND SERVICING OF THE TRANSACTION SUBI
                      PORTFOLIO.................................................................................     4

         Section 7.1           Appointment of Servicer..........................................................     4

         Section 7.2           Servicer Bound by Servicing Agreement............................................     4

         Section 7.3           Application of Proceeds..........................................................     5

         Section 7.4           Servicer Certificate.............................................................     5

         Section 7.5           Servicer Fee.....................................................................     6

         Section 7.6           Insurance Lapses; Repairs........................................................     6

         Section 7.7           Licensing of Origination Trust...................................................     6

         Section 7.8           Servicer Advances................................................................     6

         Section 7.9           Payment of Fees and Expenses.....................................................     6

         Section 7.10          Annual Independent Public Accountants' Servicing Report..........................     6

         Section 7.11          Annual Officer's Certificate; Annual ERISA Certification.........................     7

         Section 7.12          Postmaturity Term Extension......................................................     7

         Section 7.13          Insurance Policies; Additional Insureds..........................................     7

ARTICLE VIII          TERMINATION OF SERVICER...................................................................     8

         Section 8.1           Termination of Servicer as to Transaction SUBI Portfolio.........................     8

         Section 8.2           No Effect on Other Parties.......................................................     9

ARTICLE IX            MISCELLANEOUS.............................................................................     9

         Section 9.1           Amendment........................................................................     9

         Section 9.2           Governing Law....................................................................    10

         Section 9.3           Notices..........................................................................    10

                                       -i-
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         Section 9.4           Third-Party Beneficiaries........................................................    11

         Section 9.5           Severability.....................................................................    11

         Section 9.6           Binding Effect...................................................................    11

         Section 9.7           Article and Section Headings.....................................................    11

         Section 9.8           Execution in Counterparts........................................................    11

         Section 9.9           Further Assurances...............................................................    11

         Section 9.10          Each SUBI Separate; Assignees of SUBI............................................    12

         Section 9.11          No Petition......................................................................    12

         Section 9.12          Submission to Jurisdiction; Waiver of Jury Trial.................................    13

         Section 9.13          Limitation of Liability of U.S. Bank.............................................    13

EXHIBIT A - Form of Annual Officer's Certificate
EXHIBIT B - Form of Annual ERISA Certification

                      TRANSACTION SUBI SUPPLEMENT 2004-A TO
                               SERVICING AGREEMENT

      THIS TRANSACTION SUBI SUPPLEMENT 2004-A TO SERVICING AGREEMENT (as amended, modified or supplemented from time to time, the "Transaction SUBI Servicing Supplement"), dated as of September 29, 2004, is among VW CREDIT LEASING, LTD., a Delaware business trust (the "Origination Trust"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank Trust National Association, not in its individual capacity but solely as a SUBI Trustee (hereinafter, together with its successors and assigns, the "SUBI Trustee") of the Origination Trust, and VW CREDIT, INC., a Delaware corporation ("VCI"), as Servicer (in such capacity, the "Servicer").

                                    RECITALS

      A. VCI (in its capacity as settlor, the "Settlor"), Wilmington Trust Company, as Delaware Trustee (the "Delaware Trustee"), and U.S. Bank National Association, as successor to U.S. Bank Trust National Association, as Administrative Trustee and UTI Trustee (in such capacity, together with any successor or permitted assign, the "Administrative Trustee" and the "UTI Trustee", respectively; collectively with the Delaware Trustee and the SUBI Trustee, the "Origination Trustees") have entered into that certain Trust Agreement dated as of June 2, 1999 (as modified, supplemented or amended from time to time, the "Origination Trust Agreement") pursuant to which the Settlor formed the Origination Trust for the purpose of acting as agent and nominee owner of various Origination Trust Assets in accordance with the Origination Trust Agreement.

      B. The Origination Trust and the Servicer also have entered into that certain Servicing Agreement dated as of June 22, 1999, as amended and restated as of December 21, 2000 (as modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Origination Trust Assets by the Servicer.

      C. The Origination Trust Agreement contemplates that from time to time the UTI Trustee, on behalf of the Origination Trust and at the direction of the Initial Beneficiary, will identify and allocate on the Origination Trust's books and records certain Origination Trust Assets within separate SUBI Portfolios and create and issue to the Initial Beneficiary separate special units of beneficial interest in the Origination Trust or "SUBIs", the beneficiary or beneficiaries of which will hold an exclusive 100% beneficial ownership interest in the related SUBI Portfolios, all as set forth in the Origination Trust Agreement.

      D. Concurrently herewith, Volkswagen Auto Lease Underwritten Funding, LLC (the "Transferor") will purchase the Transaction SUBI and the Transaction SUBI Certificate from VCI and the Issuer will purchase the Transaction SUBI Certificate from the Transferor. The Issuer is expected to fund such purchase from proceeds of the issuance of the Notes and Certificates.

      E. Concurrently herewith, Volkswagen Auto Lease Trust 2004-A, a Delaware statutory trust (the "Issuer"), is entering into an asset-backed financing transaction pursuant to,

                                           Transaction SUBI Servicing Supplement
among other agreements, an Indenture with Citibank, N.A., as indenture trustee (the "Indenture Trustee"), pursuant to which the Issuer will issue asset-backed notes and will grant a security interest to the Indenture Trustee in certain of its assets.

      F. Concurrently herewith, the Initial Beneficiary, the UTI Trustee, the Administrative Trustee and the SUBI Trustee are entering into that certain Transaction SUBI Supplement 2004-A to Origination Trust Agreement (as amended, modified or supplemented from time to time, the "Transaction SUBI Supplement") to supplement the terms of the Origination Trust Agreement (i) to cause the UTI Trustee to identify and allocate Origination Trust Assets to a particular SUBI Portfolio (the "Transaction SUBI Portfolio"), which shall consist of Origination Trust Assets which shall constitute SUBI Assets, and (ii) to create and issue to VCI a SUBI Certificate (such SUBI Certificate, together with any replacements thereof, the "Transaction SUBI Certificate"), that will evidence the entire beneficial ownership interest in the related SUBI Portfolio (the "Transaction SUBI") including the Transaction Vehicles, with the Origination Trust continuing to hold record title to the Transaction Vehicles as agent and nominee for the holder of the Transaction SUBI Certificate, and (iii) to set forth the terms and conditions thereof.

      G. Concurrently herewith, the UTI Trustee, on behalf of the Origination Trust and at the direction of the Initial Beneficiary, is issuing to VCI the Transaction SUBI Certificate, representing all of the Initial Beneficiary's right, title and interest in and to the Transaction SUBI, and the right to realize on any property that may be included in the Transaction SUBI Portfolio, and all proceeds thereof.

      H. The Origination Trust desires to retain the Servicer to provide certain services with respect to the Transaction SUBI Portfolio beneficially owned by the Issuer, and the parties hereto desire, pursuant to this Transaction SUBI Servicing Supplement, to supplement the terms of the Servicing Agreement insofar as they apply to the Transaction SUBI Portfolio, providing for specific servicing obligations that will benefit the Issuer, as holder of the Transaction SUBI Certificate, and the Indenture Trustee, as the pledgee of the Transaction SUBI Certificate on behalf of the Noteholders.

            NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and in the Servicing Agreement, the parties hereto agree to the following supplemental obligations with regard to the Transaction SUBI Portfolio:

                                    ARTICLE V
                                   DEFINITIONS

      SECTION 5.1 DEFINITIONS. For all purposes of this Transaction SUBI Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them (i) in Appendix A of the Indenture, (ii) if not defined therein, by the Servicing Agreement, (iii) if not defined therein, by the Origination Trust Agreement, or (iv) if not defined therein, by the Transaction SUBI Supplement, (b) the capitalized terms defined in this Transaction SUBI Servicing Supplement have the meanings assigned to them in this Transaction SUBI Servicing Supplement and include (i) all genders and (ii) the plural as well as the singular,

                                           Transaction SUBI Servicing Supplement

(c) all references to words such as "herein", "hereof" and the like shall refer to this Transaction SUBI Servicing Supplement as a whole and not to any particular article or section within this Transaction SUBI Servicing Supplement,
(d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF SERVICER

      The Servicer represents and warrants to the Transferor, the Issuer and the Indenture Trustee on behalf of the Noteholders as follows:

      SECTION 6.1 EXISTENCE AND POWER. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority required to carry on its business as it is now conducted. The Servicer has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the business, properties, financial condition or results of operations of the Servicer, taken as a whole.

      SECTION 6.2 AUTHORIZATION AND NO CONTRAVENTION. The execution, delivery and performance by the Servicer of each Transaction Document to which it is a party (i) have been duly authorized by all necessary corporate action and (ii) do not violate or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or (C) any agreement, contract, order or other instrument to which it is a party or its property is subject and
(iii) will not result in any Adverse Claim on any Transaction Unit or Collection or give cause for the acceleration of any indebtedness of the Servicer.

      SECTION 6.3 NO CONSENT REQUIRED. No approval, authorization or other action by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Servicer of any Transaction Document, other than UCC filings and other than approvals and authorizations that have previously been obtained and filings which have previously been made.

      SECTION 6.4 BINDING EFFECT. Each Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and subject to general principles of equity.

      SECTION 6.5 ACCURACY OF INFORMATION. All information heretofore furnished by or on behalf of the Servicer in writing to the Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on and as of the date such information was furnished (except to the extent that such furnished information relates solely to an earlier date, in which case such information is true and accurate in all material respects on and as of such earlier date).

      SECTION 6.6 NO PROCEEDINGS. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer which, either in any one instance or in the aggregate, would result in any material adverse change in the business,

                                           Transaction SUBI Servicing Supplement
operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would render invalid this Agreement or the Transaction Units or the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement or any other Transaction Document.

                                   ARTICLE VII
                            SPECIFIC REQUIREMENTS FOR
                       ADMINISTRATION AND SERVICING OF THE
                           TRANSACTION SUBI PORTFOLIO

      SECTION 7.1 APPOINTMENT OF SERVICER.

            (a) The Servicer shall manage, service and administer the Transaction SUBI Assets, at its own expense and for the benefit of each holder and pledgee of the Transaction SUBI, and shall make collections on the Transaction Units in accordance with its Customary Servicing Practices in effect from time to time, using the same degree of skill and attention that the Servicer exercises with respect to all comparable retail automotive leases that it services for itself or others.

            (b) The Servicer may delegate its duties and obligations as Servicer in accordance with Section 2.10 of the Servicing Agreement.

            (c) If the Servicer shall commence a legal proceeding to enforce a Transaction Unit, the Origination Trust shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Transaction Unit to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Transaction Unit on the ground that it is not a real party in interest or a holder entitled to enforce such Transaction Unit, the Issuer shall, at the Servicer's expense and direction, take steps to enforce such Transaction Unit, including bringing suit in its name.

            (d) The Servicer shall account for the Transaction SUBI Portfolio separately from any other SUBI Portfolio.

      SECTION 7.2 SERVICER BOUND BY SERVICING AGREEMENT.

            (a) The Servicer shall continue to be bound by all provisions of the Servicing Agreement with respect to the Transaction Units allocated to the Transaction SUBI Portfolio, including the provisions of Article II thereof relating to the administration and servicing of Leases; and the provisions set forth herein shall operate either as additions to or modifications of the existing obligations of the Servicer under the Servicing Agreement, as the context may require. In the event of any conflict between the provisions of this Transaction SUBI Servicing Supplement and the Servicing Agreement with respect to the Transaction SUBI, the provisions of this Transaction SUBI Servicing Supplement shall prevail.

            (b) For purposes of determining the Servicer's obligations with respect to the servicing of the Transaction SUBI Portfolio under this Transaction SUBI Servicing Supplement,

                                           Transaction SUBI Servicing Supplement
general references in the Servicing Agreement to: (i) a SUBI Portfolio shall be deemed to refer more specifically to the Transaction SUBI Portfolio; (ii) a SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to this Transaction SUBI Servicing Supplement; and (iii) a SUBI Supplement shall be deemed to refer more specifically to the Transaction SUBI Supplement.

      SECTION 7.3 APPLICATION OF PROCEEDS.

            (a) Prior to the satisfaction and discharge of the Indenture with respect to the Collateral, the Servicer shall pay an amount equal to all Collections received in respect of the Transaction SUBI during any Collection Period into the Collection Account on or prior to 11:00 a.m., New York City time, on the following Payment Date; provided, however, that if the Monthly Remittance Condition is not satisfied, the Servicer will be required to deposit an amount equal to all Collections into the Collection Account within two Business Days after receipt (it being understood that, with respect to Sales Proceeds, the Servicer shall be obligated to remit an amount equal to Sales Proceeds into the Collection Account and shall not be obligated to remit the actual Sales Proceeds but instead such actual Sales Proceeds shall be held by the Qualified Intermediary or in a Qualified Intermediary Account which shall not constitute Collateral). The "Monthly Remittance Condition" shall be deemed to be satisfied if (i) VCI is the Servicer, (ii) no Servicer Replacement Event has occurred and is continuing, and (iii)(x) Volkswagen AG has a short-term debt rating of at least "P-1" from Moody's and "A-1" from Standard & Poor's, (y) both Moody's and Standard & Poor's are then rating a debt issuance of Volkswagen of America, Inc. or VCI (and, in the case of VCI, such debt issuance is guaranteed by Volkswagen AG) and (z) VCI remains a direct or indirect wholly-owned subsidiary of Volkswagen AG. Pending deposit into the Collection Account, Collections may be used by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds.

            (b) After the satisfaction and discharge of the Indenture with respect to the Collateral, the Servicer shall pay an amount equal to Collections in accordance with the instructions provided from time to time by the holder of the Transaction SUBI Certificate.

            (c) Notwithstanding anything to the contrary contained in this Agreement, for so long as the Monthly Remittance Condition has been satisfied, the Servicer shall be permitted to deposit into the Collection Account only the net amount distributable to the Issuer, as holder of the Transaction SUBI Certificate, on the Payment Date. The Servicer shall, however, account for all Collections as if all of the deposits and distributions described herein were made individually.

      SECTION 7.4 SERVICER CERTIFICATE. On each Determination Date prior to the satisfaction and discharge of the Indenture with respect to the Collateral, the Servicer shall deliver to the Indenture Trustee, the Issuer, the Administrator and each Paying Agent a Servicer Certificate reflecting information as of the close of business of the Servicer for the immediately preceding Collection Period containing the information described in Section 8.3(a) of the Indenture. At the sole option of the Servicer, each Servicer Certificate may be delivered in electronic or hard copy format.

                                           Transaction SUBI Servicing Supplement

      SECTION 7.5 SERVICER FEE. Notwithstanding anything to the contrary in
Section 2.5 of the Servicing Agreement, on each Payment Date, the Issuer shall pay to the Servicer in accordance with Section 8.4(a) of the Indenture the Servicing Fee for the immediately preceding Collection Period as compensation for its services. In addition, the Servicer may retain any Supplemental Servicing Fees.

      SECTION 7.6 INSURANCE LAPSES; REPAIRS. The Servicer shall not be required to monitor whether any Lessee has, and shall have no liability in the event that any Lessee fails to maintain in full force and effect, a physical damage insurance policy covering any Transaction Unit or naming the Origination Trust as loss payee. Without limiting the foregoing, in no event shall the Servicer be obligated to perform or be liable for any repairs or maintenance with respect to any Transaction Unit.

      SECTION 7.7 LICENSING OF ORIGINATION TRUST. The Servicer shall cause the Origination Trust to apply for and maintain at all times all licenses and permits necessary to carry on the Origination Trust's leasing business in each jurisdiction in which the Origination Trust operates, except where the failure to have any license or permit would not materially and adversely affect the business, properties, financial condition or results of operation of the Origination Trust, taken as a whole.

      SECTION 7.8 SERVICER ADVANCES. On each Payment Date, the Servicer shall deposit into the Collection Account prior to 11:00 a.m., New York City time, an advance in an amount equal to the lesser of (a) any shortfall in the amounts available to make the payments in clauses (i) through (vii) of Section 8.4(a) of the Indenture and (b) the aggregate scheduled monthly lease payments due on Included Units but not received (or not received in full) during and prior to the related Collection Period (an "Advance"); provided, however, that the Servicer will not be obligated to make an Advance if the Servicer reasonably determines in its sole discretion that such Advance is not likely to be repaid from future cash flows from the Transaction SUBI Portfolio. No Advances will be made with respect to Defaulted Leases. Notwithstanding the foregoing, following any replacement of VCI as Servicer pursuant to Section 8.1, the successor Servicer shall not be required to make any Advances.

            SECTION 7.9 PAYMENT OF FEES AND EXPENSES. The Servicer shall pay all expenses incurred in connection with the administration and servicing of the Transaction SUBI and the Transaction Units, including, without limitation, expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the SUBI Trustee, independent accountants, taxes imposed on the Servicer and any SUBI Trustee indemnity claims.

            SECTION 7.10 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or to its Affiliates, to deliver to the Issuer, the Indenture Trustee and the Rating Agencies on or before April 30 of each year, beginning April 30, 2005, a report addressed to the board of directors of the Servicer, with respect to the preceding 12-month period ended December 31 (or other applicable period in the case of the first such report or letter) to the effect that certain procedures performed by such firm (a) included tests relating to Units serviced for others in accordance with the Uniform Single Audit Program for Mortgage Bankers ("USAP"), to the extent the procedures in such program are applicable to the servicing

                                           Transaction SUBI Servicing Supplement
obligations set forth in this Agreement, and (b) except as described in the report, disclosed no exceptions or errors in the records relating to Units serviced for others that, in the firms' opinion, paragraph four of such Uniform Single Audit Program for Mortgage Bankers requires such firm to report. The certification required by this paragraph may be replaced by any similar certification using standards other than USAP which are now or in the future in use by servicers of comparable assets or which otherwise comply with any rule, regulation, "no action" letter or similar guidance promulgated by the Commission.

      SECTION 7.11 ANNUAL OFFICER'S CERTIFICATE; ANNUAL ERISA CERTIFICATION.

            (a) The Servicer will deliver to the Rating Agencies, the Issuer and the Indenture Trustee on or before April 30 of each calendar year, beginning with April 30, 2005, an Officers' Certificate substantially in the form of Exhibit A stating that (i) a review of the activities of the Servicer during the preceding calendar year (or since the Closing Date, in the case of the first such Officers' Certificate) and of its performance under the Servicing Agreement and this Transaction SUBI Servicing Supplement was made under the supervision of the officer signing such certificate and (ii) to the best of such officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under the Transaction SUBI Servicing Supplement throughout such year (or since the Closing Date, in the case of the first such Officers' Certificate), or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            (b) The Servicer will deliver to the Rating Agencies, the Issuer and the Indenture Trustee on or before April 30 of each calendar year, beginning with April 30, 2005, an Officers' Certificate substantially in the form of Exhibit B with respect to the ERISA plans maintained or sponsored by the Servicer or any of its ERISA Affiliates.

      SECTION 7.12 POSTMATURITY TERM EXTENSION. Consistent with its Customary Servicing Practices, the Servicer may, in its discretion, grant a Postmaturity Term Extension with respect to any Transaction Lease. If the Servicer grants a Postmaturity Term Extension with respect to a Transaction Lease, then the Servicer shall direct the SUBI Trustee and the Servicer to reallocate the Unit related to such Transaction Lease from the Transaction SUBI Portfolio to the UTI Portfolio (if the Servicer is VCI) or to an Other SUBI designated by the Servicer (if the Servicer is not VCI) on the Payment Date following the beginning of the Collection Period during which such Postmaturity Term Extension was granted. In consideration for such reallocation, the Servicer shall make a payment to the Issuer equal to the Securitization Value of such Unit as of the end of the Collection Period preceding such Payment Date by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time, on such Payment Date.

      SECTION 7.13 INSURANCE POLICIES; ADDITIONAL INSUREDS. The Servicer shall cause all policies of insurance required to be maintained pursuant to Section
2.9 of the Servicing Agreement to name the Transferor, the Issuer and the Indenture Trustee as additional insureds.

      SECTION 7.14 SECURITY DEPOSITS. In accordance with Section 2.4 of the Servicing Agreement, on the Payment Date related to the Collection Period in which a Security Deposit (as defined in the Servicing Agreement) becomes a Collection, the Servicer shall deposit such amounts in the Collection Account.

                                           Transaction SUBI Servicing Supplement

      SECTION 7.15 PULL-AHEAD AND OTHER EARLY TERMINATION MARKETING PROGRAMS. The Servicer may, in its discretion, with respect to any Included Unit, permit the Lessee under the related Lease to terminate such Lease prior to its scheduled termination date as part of a "pull-ahead" or other marketing program; provided, however, that such early termination shall not be permitted unless all Pull-Ahead Amounts due and payable by the Lessee under such Lease on or before the date of such Lessee's election to terminate the Lease have been paid by or on behalf of such Lessee and are deposited in the Collection Account within the time period thereafter stated in Section 7.3 of this Transaction SUBI Servicing Supplement. Following such early termination, the Servicer shall charge the related Lessee any applicable Excess Wear and Tear Charges and Excess Mileage Charges in accordance with Customary Servicing Practices with respect to Leases that are terminated early by the related Lessee in the absence of a "pull-ahead" or other marketing program.

                                  ARTICLE VIII
                             TERMINATION OF SERVICER

      SECTION 8.1 TERMINATION OF SERVICER AS TO TRANSACTION SUBI PORTFOLIO.

            (a) Upon the occurrence and continuation of any Servicer Replacement Event, the Servicer shall provide to the Indenture Trustee, the Issuer, the Administrator and each Rating Agency prompt notice specifying such Servicer Replacement Event, together with a description of its efforts to perform its obligations. The Servicer may not resign except in accordance with Section 2.10(a) of the Servicing Agreement.

            (b) If a Servicer Replacement Event shall have occurred and be continuing, the SUBI Trustee on behalf of the holder of the Transaction SUBI Certificate, shall, at the direction of the Required Related Holders, by notice given to the Servicer, the Issuer, the Indenture Trustee, the Administrator and each Rating Agency, terminate the rights and obligations of the Servicer under this Transaction SUBI Servicing Supplement and the Servicing Agreement with respect to the Transaction SUBI and the Included Units. In the event the Servicer is removed or resigns as Servicer with respect to servicing the Transaction SUBI Assets, the Required Related Holders shall appoint a successor Servicer. With respect to any Servicer Replacement Event, the SUBI Trustee, acting on the direction of the Required Related Holders may waive any default of the Servicer. For purposes of this Section, so long as the Lien of the Indenture is in place, the "Required Related Holders" shall be deemed to be the Indenture Trustee, acting at the direction of the Holders of not less than 66-2/3% of the Outstanding Notes and thereafter, the Issuer, acting at the direction of the Majority Certificateholders.

            (c) If replaced, the Servicer agrees that it will use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Transaction Units to a successor Servicer.

            (d) Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 8.1, the successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under the Servicing Agreement with respect to the Transaction SUBI Portfolio, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except with respect to the obligations of the predecessor Servicer that survive its

                                           Transaction SUBI Servicing Supplement
termination as Servicer as set forth in Section 8.1(e). No Servicer shall resign or be relieved of its duties under the Servicing Agreement, as Servicer of the Transaction SUBI Portfolio, until a newly appointed Servicer for the Transaction SUBI Portfolio shall have assumed the responsibilities and obligations of the resigning or terminated Servicer under this Transaction SUBI Servicing Supplement. In the event of a replacement of VCI as Servicer, the Required Related Holders shall cause the successor Servicer to agree to indemnify VCI against any losses, liabilities, damages or expenses (including attorneys' fees) as a result of the negligence or willful misconduct of such successor Servicer. The predecessor Servicer shall be entitled to receive reimbursement for any outstanding Advances made with respect to the Transaction Units to the extent funds are available therefor in accordance with the Indenture.

            (e) No termination or resignation of the Servicer as to the Transaction SUBI Portfolio shall affect the obligations of the Servicer pursuant to Section 2.7(c) of the Servicing Agreement; provided that following the replacement of the Servicer pursuant to this Section 8.1, such Servicer shall have no duties, responsibilities or other obligations hereunder with respect to matters arising after such replacement.

      SECTION 8.2 NO EFFECT ON OTHER PARTIES. Upon any termination of the rights and powers of the Servicer with respect to the Transaction SUBI Portfolio pursuant to Section 8.1 hereof, or upon any appointment of a successor Servicer with respect to the Transaction SUBI Portfolio, all the rights, powers, duties and obligations of the Origination Trustees, the UTI Holder and the Settlor under the Origination Trust Agreement, the Servicing Agreement, the Transaction SUBI Supplement, any other SUBI Supplement, any other SUBI Servicing Agreement Supplement or any other Origination Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided herein or therein.

                                   ARTICLE IX
                                  MISCELLANEOUS

      SECTION 9.1 AMENDMENT.

            (a) Notwithstanding any provision of the Servicing Agreement, the Servicing Agreement, as supplemented by this Transaction SUBI Servicing Supplement, to the extent that it deals solely with the Transaction SUBI and the Transaction SUBI Portfolio, may be amended in accordance with this Section 9.1.

            (b) Any term or provision of the Servicing Agreement or this Transaction SUBI Servicing Supplement may be amended by the Servicer, without the consent of any other Person; provided that (i) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of the Outstanding Notes, voting as a single class, and (ii) any amendment that materially and adversely affects the interests of the Origination Trustees, the Swap Counterparty, the Indenture Trustee or the Owner Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment.

                                           Transaction SUBI Servicing Supplement

 The consent of the Swap Counterparty shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given.

            (c) Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note, or (ii) reduce the percentage of the aggregate outstanding principal amount of the Outstanding Notes, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the aggregate outstanding principal amount of the Outstanding Notes which were required to consent to such matter before giving effect to such amendment.

            (d) Notwithstanding anything herein to the contrary, any term or provision of this Transaction SUBI Servicing Supplement may be amended by the Servicer hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

            (e) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

            (f) Prior to the execution of any amendment to this Transaction SUBI Servicing Supplement, the Servicer shall provide each Rating Agency with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Transaction SUBI Servicing Supplement, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Origination Trustees, the Owner Trustee, the Indenture Trustee and the Swap Counterparty.

            (g) Prior to the execution of any amendment to this Transaction SUBI Servicing Supplement, the Owner Trustee, the Indenture Trustee and the Origination Trustees shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Servicing Agreement or this Transaction SUBI Servicing Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

      SECTION 9.2 GOVERNING LAW. THIS TRANSACTION SUBI SERVICING SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 9.3 NOTICES. The notice provisions of the Servicing Agreement shall apply equally to this Transaction SUBI Servicing Supplement. All demands, notices and

                                           Transaction SUBI Servicing Supplement
communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, any prepaid courier service, or by telecopier, and addressed in each case as follows: (a) if to the Servicer, VW Credit, Inc., 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: Secretary; Facsimile: (248) 340-4794 and Attention: Treasurer; Facsimile: (298) 340-5360; (b) if to the SUBI Trustee, U.S. Bank National Association, 209 S. LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: Corporate Trust Department; Facsimile: (312) 325-8905; or (c) if to the Delaware Trustee, Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration; Facsimile: (302) 651-8882; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. All notices and demands shall be deemed to have been given upon actual receipt thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder.

      SECTION 9.4 THIRD-PARTY BENEFICIARIES. The Issuer and the Indenture Trustee, as holder and pledgee, respectively, of the Transaction SUBI Certificate, and their respective successors, permitted assigns and pledgees are third-party beneficiaries of the obligations of the parties hereto and may directly enforce the performance of any of such obligations hereunder.

      SECTION 9.5 SEVERABILITY. If one or more of the provisions of this Transaction SUBI Servicing Supplement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Transaction SUBI Servicing Supplement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Transaction SUBI Servicing Supplement invalid or unenforceable in any respect.

      SECTION 9.6 BINDING EFFECT. The provisions of the Servicing Agreement and this Transaction SUBI Servicing Supplement, insofar as they relate to the Transaction SUBI Portfolio, shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

      SECTION 9.7 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 9.8 EXECUTION IN COUNTERPARTS. This Transaction SUBI Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

      SECTION 9.9 FURTHER ASSURANCES. Each party will do such acts, and execute and deliver to any other party such additional documents or instruments, as may be reasonably requested in order to effect the purposes of this Transaction SUBI Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

                                           Transaction SUBI Servicing Supplement

      SECTION 9.10 EACH SUBI SEPARATE; ASSIGNEES OF SUBI. Each party hereto acknowledges and agrees (and each holder or pledgee of the Transaction SUBI, by virtue of its acceptance of such Transaction SUBI or pledge thereof acknowledges and agrees) that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only and not against any Other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Transaction SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Transaction SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or, the Transaction SUBI Certificate, must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

      SECTION 9.11 NO PETITION. With respect to each Bankruptcy Remote Party, each party hereto (and each holder and pledgee of the Transaction SUBI, by virtue of its acceptance of such SUBI or pledge thereof) agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing, (i) no party hereto shall authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

                                           Transaction SUBI Servicing Supplement

      SECTION 9.12 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. Each of the parties hereto hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.3 of this Transaction SUBI Servicing Supplement; and

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      SECTION 9.13 LIMITATION OF LIABILITY OF U.S. BANK. Notwithstanding anything contained herein to the contrary, this instrument has been signed by U.S. Bank not in its individual capacity but solely in its capacities as Administrative Trustee and as SUBI Trustee and in no event shall U.S. Bank in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Origination Trust hereunder, as to all of which recourse shall be had solely to the assets of the Origination Trust.

      SECTION 9.14 INFORMATION REQUESTS. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Transferor or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

                       [SIGNATURES ON THE FOLLOWING PAGE]

                                           Transaction SUBI Servicing Supplement

      IN WITNESS WHEREOF, the parties hereto have caused this Transaction SUBI Servicing Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                             VW CREDIT LEASING, LTD.

                             By: U.S. Bank National Association, not in its individual capacity but solely as Administrative Trustee

                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________

                                           Transaction SUBI Servicing Supplement

                             VW CREDIT, INC., as Servicer

                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________

                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________

                                           Transaction SUBI Servicing Supplement

                             U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as SUBI Trustee

                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________

                                           Transaction SUBI Servicing Supplement

                                                                       EXHIBIT A

                      FORM OF ANNUAL OFFICER'S CERTIFICATE

           (As required to be delivered on or before April 30 of each calendar year beginning with April 30, 2005, pursuant to
           Section 7.11 of the Transaction SUBI Servicing Supplement)

                                 VW CREDIT, INC.

                 -----------------------------------------------

                       VOLKSWAGEN AUTO LEASE TRUST 2004-A

                 -----------------------------------------------


            The undersigned, duly authorized representatives of VW Credit, Inc.("VCI"), as Servicer, pursuant to the Transaction SUBI Supplement 2004-A to Servicing Agreement dated as of September 29, 2004 (as amended and supplemented, or otherwise modified and in effect from time to time, the "Transaction SUBI Servicing Supplement"), by and among VW CREDIT LEASING, LTD., VCI, as Servicer, and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as SUBI Trustee, do hereby certify that:


            1. VCI is, as of the date hereof, the Servicer under the Transaction SUBI Servicing Supplement.

            2. The undersigned are Authorized Officers of the Servicer.

            3. A review of the activities of the Servicer during the calendar year ended December 31, ____, and of its performance under the Transaction SUBI Servicing Supplement was conducted under our supervision.

            4. Based on such review, the Servicer has, to the best of our knowledge, performed in all material respects all of its obligations under the Transaction SUBI Servicing Supplement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

            5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Transaction SUBI Servicing Supplement known to us to have been made by the Servicer during the year ended December 31, ____, which sets forth in detail the (a) nature of each such default, (b) the action taken by the Servicer, if any, to remedy each such default and (c) the current status of each such default: (If applicable, insert "None.")

            Capitalized terms used herein but not defined herein are used as defined in the Transaction SUBI Servicing Supplement.

                                           Transaction SUBI Servicing Supplement

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Certificate this ____ day of __________.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        By:_____________________________________
                                           Name:
                                           Title:

                                           Transaction SUBI Servicing Supplement

                                                                       EXHIBIT B

                       FORM OF ANNUAL ERISA CERTIFICATION

           (As required to be delivered on or before April 30 of each calendar year beginning with April 30, 2005, pursuant to
           Section 7.11 of the Transaction SUBI Servicing Supplement)

                                 VW CREDIT, INC.

                 -----------------------------------------------

                       VOLKSWAGEN AUTO LEASE TRUST 2004-A

                 -----------------------------------------------


            The undersigned, duly authorized representatives of VW Credit, Inc. ("VCI"), as Servicer, pursuant to the Transaction SUBI Supplement 2004-A to Servicing Agreement dated as of September 29, 2004 (as amended and supplemented, or otherwise modified and in effect from time to time, the "Transaction SUBI Servicing Supplement"), by and among VW CREDIT LEASING, LTD., VCI, as Servicer, and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as SUBI Trustee, do hereby certify that:


      1. The undersigned are Authorized Officers of VCI.

      2. As of the end of VCI's preceding fiscal year, with respect to the ERISA plans subject to Title IV of ERISA maintained or sponsored by VCI or any of VCI's ERISA Affiliates (i.e., any member of VCI's "controlled group," within the meaning of Section 4001 of ERISA) (collectively, the "Plans"):

            (a) Plan assets exceed the present value of accrued benefits under each of the Plans as of the close of the most recent Plan year, as required to be reported in the financial statements for such Plan filed with the most recent Form 5500 for such Plan (the "Most Recent Plan Financial Statements").

            (b) Neither VCI nor any of its ERISA Affiliates (i) anticipates that the value of the assets of any Plan it maintains would not be sufficient to cover any Current Liability; or (ii) is contemplating benefit improvements with respect to any Plan then maintained by any such entity or the establishment of any new Plan, either of which would cause any such entity to maintain a Plan with Unfunded Current Liability. The term "Current Liability" means, with respect to any Plan, the present value of the accrued benefits under the Plan, as set forth in the Most Recent Plan Financial Statements. The term "Unfunded Current Liability" of any Plan means the amount, if any, by which the present value of the accrued benefits

                                           Transaction SUBI Servicing Supplement
            under the Plan, as reported in the Most Recent Plan Financial Statements, exceeds the value of the Plan's assets, as set forth in the Most Recent Plan Financial Statements.

            (c) If all of the Plans (other than a multiemployer Plan) were terminated (disregarding any Plans with surpluses), the unfunded liabilities at such date with respect to such Plans, their participants or beneficiaries, and the PBGC, would not have exceeded 5% of the consolidated net worth of Volkswagen AG or 25% of the consolidated net worth of Volkswagen of America, Inc. at such date.

            (d) If VCI or any of VCI's ERISA Affiliates withdrew or were to have withdrawn from all multiemployer Plans at such date, the aggregate withdrawal liability would not have exceeded 5% of the consolidated net worth of Volkswagen AG or 25% of the consolidated net worth of Volkswagen of America, Inc. at such date.

            (e) No accumulated funding deficiency or waived funding deficiency as defined in section 412 of the IRC or under any multiemployer plan or collective bargaining agreement existed at such date and there was no failure to make any required contribution under the minimum funding requirements of the Internal Revenue Code.

            Capitalized terms used but not defined herein are used as defined in the Transaction SUBI Servicing Supplement.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Certificate this ____ day of __________.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        By:_____________________________________
                                           Name:
                                           Title:

                                           Transaction SUBI Servicing Supplement

                                      B-2